                                                                     EXHIBIT 3.1

                               FIRST AMENDMENT TO
                           SECOND AMENDED AND RESTATED
                        AGREEMENT OF LIMITED PARTNERSHIP
                      OF EOP OPERATING LIMITED PARTNERSHIP

         THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED AGREEMENT OF LIMITED PARTNERSHIP OF EOP OPERATING LIMITED PARTNERSHIP (this "AMENDMENT"), dated August 21, 2000, is entered into by EQUITY OFFICE PROPERTIES TRUST, a Maryland real estate investment trust, as the general partner (the "GENERAL PARTNER") of EOP Operating Limited Partnership, a Delaware limited partnership (the "PARTNERSHIP"), for itself and on behalf of itself and the Limited Partners of the Partnership, and those persons whose signatures are set forth on the signature pages attached hereto.

         WHEREAS, on the date hereof, NORTH LOOP-TREMONT PARTNERSHIP, an Illinois partnership ("CONTRIBUTOR"), is receiving 94,106 Class B Units of limited partnership interest in the Partnership ("OP UNITS") in exchange for its limited partnership interest in ECH-North Loop/Theater District Parking Limited Partnership ("ECHNLT"), pursuant to a closing under, and as more particularly described in, that certain Contribution Agreement (the "CONTRIBUTION AGREEMENT") dated November 6, 1997, by and between the Contributor, the Partnership, ECH-Chicago Parking Limited Partnership ("ECH") and the constituent partners of Contributor (the "CONSTITUENT PARTNERS") and that certain Settlement Agreement and Release of Claims by and between the Partnership, ECH, Contributor and the Constituent Partners;

         WHEREAS, the principal assets of ECHNLT are the parking garages (collectively, the "PROPERTIES") commonly known as: (i) the Theater District Self Park, Chicago, Illinois ("TD SELF PARK"); and (ii) the North Loop Transportation Center, Chicago, Illinois ("NLTC");

         WHEREAS, pursuant to the authority granted to the General Partner under the Second Amended and Restated Agreement of Limited Partnership of EOP Operating Limited Partnership dated as of June 19, 2000, (the "PARTNERSHIP AGREEMENT"), the General Partner desires to amend the Partnership Agreement to reflect (i) the admission of the Contributor as an Additional Limited Partner and the holder of the OP Units and (ii) the agreements by and among the Partnership and the Contributor as to certain other matters set forth on Exhibit B to this Amendment; and

         WHEREAS, the Contributor desires to become a party to the Partnership Agreement and to be bound by all of the terms, conditions and other provisions of this Amendment, the Exhibits hereto, and the Partnership Agreement;

         NOW, THEREFORE, in consideration of the premises set forth above and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the General Partner hereby amends the Partnership Agreement as follows:

         1. RESTATEMENT OF EXHIBIT A. Exhibit A to the Partnership Agreement hereby is amended to reflect the admission of Contributor as an Additional Limited Partner to the Partnership hereby. Exhibit "A" attached to this Amendment contains the name, address, Capital Account, number of Partnership Units and Percentage Interest of Contributor and shall be deemed attached to, and an addendum of, Exhibit A to the Partnership Agreement for all relevant purposes.

         2. AMENDMENT AND RESTATEMENT OF EXHIBIT E. Exhibit E to the Partnership Agreement is hereby amended by attaching and adding Exhibit B to this Amendment, which sets forth specific agreements regarding certain additional rights and obligations of the Contributor, as Exhibit E-7 to the Partnership Agreement. Further, Exhibit E to the Partnership Agreement shall be restated to designate Contributor as a Part II Protected Partner. Exhibit E shall be further amended by adding the following new explanatory note, which shall appear as an annotation to Part II Protected Partner added to such Exhibit E pursuant to the preceding sentence of this paragraph 2:

            (7)  Protected Amount is as provided for in Exhibit E-7.

         3. REPRESENTATIONS AND WARRANTIES. The General Partner hereby represents and warrants to Contributor that the General Partner has the authority to execute and enter into this Amendment without obtaining the consent of the Limited Partners.

         4. DEFINED TERMS. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings assigned to them in the Partnership Agreement. Except as modified herein, all terms and conditions of the Partnership Agreement shall remain in full force and effect, which terms and conditions the General Partner hereby ratifies and affirms.

         5. TIME IS OF THE ESSENCE. Time is of the essence of each and every provision of this Amendment.

         IN WITNESS WHEREOF, the undersigned has executed this Amendment as of the date first set forth above.

                                            EQUITY OFFICE PROPERTIES TRUST, a
                                            Maryland real estate investment
                                            trust, the General Partner of EOP
                                            Operating Limited Partnership and on
                                            behalf of existing Limited Partners


                                            By:    /s/ LAURA GERARD HASSAN
                                               --------------------------------
                                            Name:  LAURA GERARD HASSAN
                                                 ------------------------------
                                            Title: Vice President
                                                  -----------------------------

                                     CONTRIBUTOR:

                                     NORTH LOOP-TREMONT PARTNERSHIP, an
                                     Illinois partnership

                                     By:    North Loop Transportation Center
                                            Limited Partnership, an Illinois
                                            limited partnership, as a
                                            Constituent Partner

                                            By:    Richard A. Stein Development
                                                   Company, Inc., an Illinois
                                                   corporation, as its general
                                                   partner and individually in
                                                   its capacity as a Constituent
                                                   Partner


                                                   By: /s/ RICHARD A. STEIN
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By:    Ruvir Corporation, a
                                                   California corporation, as
                                                   its general partner and
                                                   individually in its capacity
                                                   as a Constituent Partner


                                                   By: /s/ G. RICHARD KATZENBACH
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By:    Myron C. Warshauer
                                                   Development Company, Inc. an
                                                   Illinois corporation, as its
                                                   general partner and
                                                   individually in its
                                                   capacity as a Constituent
                                                   Partner


                                                   By: /s/ MYRON C. WARSHAUER
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By:    Bronco Ltd., a California
                                                   limited partnership, as its
                                                   limited partner and
                                                   individually in its capacity
                                                   as a Constituent Partner


                                                   By: /s/ G. RICHARD KATZENBACH
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By: /s/ MYRON C. WARSHAUER
                                               ---------------------------------
                                               Myron C. Warshauer, as its
                                               limited partner and individually
                                               in its capacity as a Constituent
                                               Partner


                                            By: /s/ RICHARD A. STEIN
                                               ---------------------------------
                                               Richard A. Stein, as its limited
                                               partner and individually in its
                                               capacity as a Constituent Partner


                                            By: /s/ RICHARD A. HANSON
                                               ---------------------------------
                                               Richard A. Hanson, as its limited
                                               partner and individually in its
                                               capacity as a Constituent Partner

                                     By:    Tremont Theatre Row Partnership, an
                                            Illinois limited partnership, as a
                                            partner and individually in its
                                            capacity as a Constituent Partner

                                            By:    Stein & Company Theatre
                                                   District Self-Park, Inc., an
                                                   Illinois corporation, as its
                                                   general partner and
                                                   individually in its
                                                   capacity as a Constituent
                                                   Partner


                                                   By: /s/ RICHARD A. STEIN
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By:    Ruvir Corporation, a
                                                   California corporation, as
                                                   its general partner and
                                                   individually in its capacity
                                                   as a Constituent Partner


                                                   By: /s/ G. RICHARD KATZENBACH
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By:    Double R/Tremont Partnership,
                                                   an Illinois general
                                                   partnership, as its limited
                                                   partner and individually in
                                                   its capacity as a Constituent
                                                   Partner

                                                   By: /s/ RICHARD A. STEIN
                                                      --------------------------
                                                      Its:
                                                          ----------------------

                                            By:    Bronco Ltd, a California
                                                   limited partnership, as its
                                                   limited partner and
                                                   individually in its capacity
                                                   as a Constituent Partner


                                                   By: /s/ G. RICHARD KATZENBACH
                                                      --------------------------
                                                      Its:
                                                          ----------------------


                                            By: /s/ MYRON C. WARSHAUER
                                               --------------------------------
                                               Myron C. Warshauer, as its
                                               limited partner and individually
                                               in its capacity as a Constituent
                                               Partner


                                            By: /s/ STANLEY WARSHAUER
                                               ---------------------------------
                                               Stanley Warshauer, as its limited
                                               partner and individually in its
                                               capacity as a Constituent Partner


                                            By: /s/ STEVEN A. WARSHAUER
                                               ---------------------------------
                                               Steven A. Warshauer, as its
                                               limited partner and individually
                                               in its capacity as a Constituent
                                               Partner

                                                                       EXHIBIT A



                                                                                  Class B Units
                                                                                 ---------------
                                                                                 Initial Capital        Percentage
    Name and Address of Partner               Partnership Units                      Account             Interest
    ---------------------------               -----------------                  ---------------        ----------


                                                                       EXHIBIT B


                                   EXHIBIT E-7

               (ECH-NORTH LOOP/THEATER DISTRICT PARKING AGREEMENT)



         BACKGROUND

         On August 21, 2000, in connection with the closing of the Contribution Agreement by and between North Loop-Tremont Partnership, an Illinois partnership, ("Contributor"), the Partnership, ECH-Chicago Parking Limited Partnership ("ECH"), and the Constituent partners of Contributor (the "Constituent Partners"), dated November 6, 1997 and the Settlement Agreement and Release of Claims by and between the Partnership, ECH, Contributor and the Constituent Partners, Contributor received 91,406 Class B units of limited Partnership Interest in the Partnership (the "ECHNLT Units") in exchange for its limited partnership interest in ECH-North Loop/Theater District Parking Limited Partnership. In connection with the issuance of the ECHNLT Units, the First Amendment to the Agreement (the "FIRST AMENDMENT") was executed adding this Exhibit E-7 to the Agreement, setting forth specific agreements regarding additional rights and obligations of the Contributor with respect to the ECHNLT Units. Such specific agreements are set forth below.

         All Capitalized terms used and not otherwise defined in this Exhibit E-7 have the meanings assigned in the Agreement.

         SPECIFIC AGREEMENTS

1. ADMISSION TO PARTNERSHIP. Contributor is hereby admitted to the Partnership as an Additional Limited Partner in accordance with Section
         12.2 of the Agreement and hereby agrees to become a party to the Agreement and to be bound by all of the terms, conditions and other provisions of the Agreement, including, but not limited to, the power of attorney set forth in Section 15.11 of the Agreement.

2. RIGHT TO ASSIGN. Notwithstanding any other provision of this Exhibit E-7, the Agreement or the First Amendment, Contributor shall have the right to assign at any time and from time to time all or any portion of its ECHNLT Units, together with any and all other rights of Contributor pursuant to this Exhibit E-7 or the Agreement, to one or more of the constituent partners or shareholders, members, partners or beneficiaries of constituent partners of Contributor on the date hereof, whether direct or indirect, without the need for the consent of the General Partner or any other General Partner or Limited Partner and without being subject to the right of first refusal set forth in
         Section 11.3.A(a) of the Agreement, but in each case subject to the restrictions and conditions set forth in Sections 11.3.C, 11.3.D, 11.3.E, 11.6.E and 11.6.F of the

         Agreement. Upon the delivery of written notice of such an assignment to the General Partner, each assignee of ECHNLT Units pursuant to the immediately preceding sentence shall be admitted to the Partnership as a Substituted Limited Partner owning the ECHNLT Units so assigned and having all of the rights of a Limited Partner under the Agreement, the First Amendment thereto and this Exhibit E-7, subject only to such assignee executing and delivering to the Partnership an acceptance of all of the terms and conditions of the Agreement and such other documents or instruments as the General Partner may reasonably require to effect such admission, in accordance with Section 11.4.B of the Agreement. Each permitted assignee of any of the ECHNLT Units issued to the Contributor pursuant to the Contribution Agreement that is admitted as a Substituted Limited Partner in accordance with this Section 2 or
         Article XI of the Agreement, for so long as such Person owns any such ECHNLT Units, is referred to in this Exhibit E-7 as an "INDIRECT EQUITY HOLDER." Upon satisfaction of the condition described in the second sentence of this Section 2, the General Partner shall amend Exhibit A to the Agreement in the manner described in Section 11.4.C of the Agreement. For purposes of Section 8.6 of the Agreement, Contributor and each Indirect Equity Holder shall be entitled to exercise its right to require the Partnership to redeem all or any portion of the ECHNLT Units at any time on or after the first anniversary date of the issuance of the ECHNLT Units to Contributor.

3. PRE-CONTRIBUTION GAIN. Contributor shall be allocated gain in accordance with Section 704(c) of the Code upon the sale, transfer, conveyance or disposition, directly or indirectly, of either or both Properties (as such term is defined in the First Amendment) (such gain being hereinafter referred to as "PRE-CONTRIBUTION GAIN"). Notwithstanding anything contained in the Agreement to the contrary, the Pre-Contribution Gain allocable to Contributor pursuant to Section 704(c) of the Code in connection with any sale, transfer, conveyance or disposition, directly or indirectly, of the Properties shall be, in aggregate and as of the date hereof, $12,424,927 in respect of the TD Self Park (as such term is defined in the First Amendment) and $35,127,926 in respect of NLTC (as such term is defined in the First Amendment), as each such amount is hereafter reduced in accordance with the provisions of Section 704(c) of the Code and Exhibit C, Paragraph 2 of the Agreement. The provisions of Exhibit C, Paragraph 2 to the Agreement shall be applicable with respect to the allocation of income, gain, loss and deduction pursuant to Section 704(c) of the Code to Contributor.

4. ALLOCATIONS. Notwithstanding any contrary provision in the Agreement, for purposes of allocating items of income, gain, loss and deduction with respect to the Properties in the manner required by Section 704(c) of the Code, the Partnership shall employ, and shall cause any entity controlled by the Partnership which holds title to any of the Properties to employ, the "traditional method" as set forth in Regulation Section 1.704-3(b).

5.       OBLIGATION TO RESTORE DEFICIT CAPITAL ACCOUNTS. Contributor shall be a
         Part II Protected Partner pursuant to the Agreement for all relevant purposes. The Protected Amount allocable to Contributor pursuant to the Agreement shall be the amount designated on Schedule 1 to this Exhibit E-7 as the Protected Amount for Contributor. Notwithstanding anything contained in the Agreement to the contrary, any Indirect Equity Holder that is admitted as a Substitute Limited Partner pursuant to, and in accordance with, Section 2 to this Exhibit E-7 above shall be admitted as a Part II Protected Partner if and only if all of the following conditions are satisfied:
         (i) such Indirect Equity Holder shall expressly assume, in writing, all of the liabilities and obligations of a Part II Protected Partner pursuant to the Agreement for the benefit of the General Partner and the Partnership (such written assumption agreement, an "ASSUMPTION AGREEMENT"); (ii) such Indirect Equity Holder shall designate its Protected Amount in the Assumption Agreement, which Protected Amount shall be approved by Contributor (or the applicable immediate predecessor-in-interest to such Indirect Equity Holder) in writing; and
         (iii) the aggregate Protected Amount, at any time, allocated to Contributor and any and all Indirect Equity Holders allocated a Protected Amount pursuant to this sentence shall not exceed the Protected Amount presently allocated to Contributor on Schedule 1 to this Exhibit E-7.

                                                       SCHEDULE 1 TO EXHIBIT E-7


  PART II PROTECTED PARTNER                            PROTECTED AMOUNT
  -------------------------                            ----------------